EXHIBIT 99.1

disclaimer
No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Deal Name:
We would like to see the following data on the aggregate collateral and on all groups in the deal.

                                                              aggregate pool
------------------------------------------------------------
                      gross WAC (%)                                    7.138




                       wtd avg FICO                                      645
                      FICO < 600 (%)                                   18.22
                     FICO 600-650 (%)                                  37.59



                     wtd avg CLTV (%)                                  91.52
                      CLTV = 80 (%)                                     5.91
    CLTV > 80.01 (%) (include only 2nd liens in pool)                  79.66
                    LTV 95.01 -100 (%)                                 50.56
                       Full Doc (%)                                    44.49
                      Stated Doc (%)                                   42.37

                        purch (%)                                      54.58
                       CO refi (%)                                     42.55
                       Own Occ (%)                                     95.12
                    Prepay Penalty (%)                                 70.21
                     wtd avg DTI (%)                                    41.1
                        ARM ? (%)                                      82.08
                         2/28 (%)                                      74.94
                         3/27 (%)                                       3.28
                                                            ----------------
                       1st Lien (%)                                    89.46
                                                            ----------------
                     Avg Loan Balance                              192768.41
                        # of Loans                                      4728
                   Loan Bal < $100k (%)                                10.32
                   Mtg Rates > 12% (%)                                  0.11
                    Manuf Housing (%)                                      0

                (%) & largest state code                               53.13
                      silent 2nd (%)                                   46.71

                       IO loans (%)                                     23.5
                                                            ----------------
                        5yr IO (%)                                      2.26
                                                            ----------------
                       2 yr IO (%)                                     20.10
                                                            ----------------
                         IO: FICO                                     669.73
                                                            ----------------
                        IO LTV (%)                                     81.36
                                                            ----------------
                        IO DTI (%)                                     38.82
                                                            ----------------
                     IO full doc (%)                                   52.14
                                                            ----------------
                      IO: purch (%)                                    57.00
----------------------------------------------------------------------------

Here's what we like to see:

The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance)

For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)

------------------------------
FICO & Documentation
-------------------------------------------------------------------------------------------------
FICO Score            Full DOC   Limited Doc   Stated Doc   All Docs   Avg Prin Bal   Current LTV
-------------------------------------------------------------------------------------------------
(50 increment)
0 - 499                   0.07             0         0.02               $248,824.96         81.84
500-550                   2.82          0.61         1.37                212,129.51         74.18
551-600                   8.26           2.1         3.59                187,162.29         77.24
601-650                  17.17          5.42        14.41                178,890.59         73.34
651-700                  10.87           3.2        14.83                196,046.23         73.03
701-750                   3.94          1.39         6.19                226,042.45          74.4
751-800                   1.27          0.42         1.84                232,827.56         75.25
801-850                   0.11             0         0.15                236,795.79         73.87
Total                    44.49         13.13        42.37               $192,768.41         74.03
-------------------------------------------------------------------------------------------------


-----------------------------
LTV & FICO
-------------------------------------------------------------------------------------------------------------------------
Current LTV           FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850       total
-------------------------------------------------------------------------------------------------------------------------
(10 increment)
..01 - 10.00                 0              0         0      0.06      0.06      0.02         0         0     1,159,616.36
10.01-20                    0           0.01       0.7      4.24      3.45      1.19      0.32      0.03    90,525,969.00
20.01-30                    0           0.04      0.06      0.21      0.23      0.04         0         0     5,292,013.03
30.01-40                    0           0.07      0.05      0.11      0.02      0.01         0         0     2,413,103.54
40.01-50                    0           0.27      0.15      0.18      0.11         0         0         0     6,466,405.84
50.01-60                    0           0.35      0.37      0.36      0.14      0.12         0         0    12,158,585.13
60.01-70                    0              1      1.43      1.13      0.74      0.03      0.03      0.04    40,168,568.48
70.01-80                    0           1.52      5.81     22.54     18.97      8.39       2.6      0.12   546,370,053.41
80.01-90                    0           1.57      3.91       6.2      3.76      1.17      0.48      0.03   156,057,781.06
90.01-100                   0           0.05      1.48      1.99       1.4      0.54      0.09      0.03    50,796,959.71
-------------------------------------------------------------------------------------------------------------------------
Total                       0           4.88     13.94        37     28.89     11.51      3.53      0.26   911,409,055.56
-------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------
Current LTV           Avg Prin Bal   WAC     Gross Margin
---------------------------------------------------------
(10 increment)
..01 - 10.00            $42,948.75   10.438              0
10.01-20                61,666.19   10.148              0
20.01-30                99,849.30    9.614          6.631
30.01-40               160,873.57    7.733          6.739
40.01-50               184,754.45    7.182           6.27
50.01-60               187,055.16    6.941          6.261
60.01-70               220,706.42    7.129          6.341
70.01-80               260,672.74    6.607          6.193
80.01-90               271,404.84    7.067          6.602
90.01-100              239,608.30    7.387          6.946
---------------------------------------------------------
Total                 $192,768.41    7.138          6.326
---------------------------------------------------------


-----------------------------
Prin Balance & FICO
-------------------------------------------------------------------------------------------------------------------------
Prin Balance          FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850       total
-------------------------------------------------------------------------------------------------------------------------
(50,000 increments)
$1 - $50,000                0           0.03      0.32      1.19      0.71      0.17      0.07         0    22,568,992.97
$50,001 - $100,000          0           0.21      0.92       3.3      2.49      0.72       0.2      0.01    71,530,940.43
$100,001 - $150,000         0           0.52      1.73      3.62      2.39      0.99      0.33      0.06    87,660,818.67
$150,001 - $200,000         0           0.82      1.66      3.66      2.15      0.77      0.21         0    84,516,983.91
$200,001 - $250,000         0           0.64      1.91      3.98      2.91      0.97      0.27      0.03    97,461,862.17
$250,001 - $300,000         0           0.81      1.36      4.65      4.07      1.22      0.27         0   112,934,765.50
$300,001 - $350,000         0           0.62      1.57      4.24      2.75      1.31      0.25      0.03    98,176,317.80
$350,001 - $400,000         0           0.41      1.77      3.75      2.95      1.31      0.45      0.04    97,291,106.81
$400,001 - $450,000         0           0.28       0.7      2.56      2.33      0.92      0.42       0.1    66,723,161.82
$450,001 - $500,000         0           0.42      1.05      1.78      1.98      0.79      0.16         0    56,143,805.03
$500,001 - $550,000         0           0.06       0.4      1.33      1.16      0.46      0.29         0    33,679,255.14
$550,001 - $600,000         0           0.06      0.25      1.26       1.4      0.94      0.12         0    36,805,364.32
$600,001 - $650,000         0              0      0.07      1.17      0.48      0.14      0.21         0    18,807,641.30
$650,001 - $700,000         0              0      0.07      0.22      0.67      0.22      0.07         0    11,500,202.28
$700,001 - $750,000         0              0      0.16      0.08      0.24      0.24         0         0     6,575,461.77
> 750,000                   0              0         0      0.22      0.22      0.34      0.21         0     9,032,375.64
-------------------------------------------------------------------------------------------------------------------------
total                       0           4.88     13.94        37     28.89     11.51      3.53      0.26   911,409,055.56
-------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------
Prin Balance          Current LTV    WAC     Gross Margin
---------------------------------------------------------
(50,000 increments)
$1 - $50,000           $32,756.16   10.227           6.99
$50,001 - $100,000      73,515.87    9.214          6.657
$100,001 - $150,000    123,465.94    7.745          6.405
$150,001 - $200,000    176,077.05    7.217          6.386
$200,001 - $250,000    224,566.50    6.842          6.325
$250,001 - $300,000    274,780.45    6.737          6.259
$300,001 - $350,000    325,087.15     6.67           6.24
$350,001 - $400,000    374,196.56    6.627           6.29
$400,001 - $450,000    424,988.29    6.729           6.44
$450,001 - $500,000    475,794.96    6.829          6.461
$500,001 - $550,000    526,238.36    6.687          6.228
$550,001 - $600,000    575,083.82    6.541          6.177
$600,001 - $650,000    626,921.38    6.606          6.388
$650,001 - $700,000    676,482.49    6.675          6.181
$700,001 - $750,000    730,606.86    6.564          6.397
> 750,000              903,237.56    6.325          6.036
---------------------------------------------------------
total                 $192,768.41    7.138          6.326
---------------------------------------------------------



---------------------------------
Prepayment Penalty & FICO
-----------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term   FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850       total
-----------------------------------------------------------------------------------------------------------------------------
0                               0           1.19      3.55     10.81      9.36      3.87      0.92      0.08   271,511,948.90
6                               0              0         0         0      0.02         0         0         0       155,341.45
12                              0           0.14      0.24      1.58       1.5      0.42      0.32         0    38,426,910.03
24                              0           3.22      9.25     21.66     16.21       6.1      1.73      0.09   531,031,643.39
26                              0              0         0         0      0.03         0         0         0       228,000.00
36                              0           0.32       0.9      2.95      1.77      1.12      0.55      0.08    70,055,211.79
-----------------------------------------------------------------------------------------------------------------------------
Total:                          0           4.88     13.94        37     28.89     11.51      3.53      0.26   911,409,055.56
-----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
Prepayment Penalty Term   Current LTV    WAC     Gross Margin   Avg Prin Bal
----------------------------------------------------------------------------
0                         $170,977.30    7.441          6.268       170977.3
6                          155,341.45     6.99          4.875      155341.45
12                         244,757.39    7.014           6.35      244757.39
24                         203,616.43     7.03          6.356      203616.43
26                         228,000.00    6.225           4.37         228000
36                         187,815.58    6.853          6.269      187815.58
----------------------------------------------------------------------------
Total:                    $192,768.41    7.138          6.326      192768.41
----------------------------------------------------------------------------



----------------------------
Mortg Rates & FICO
------------------------------------------------------------------------------------------------------------------------
Mortg Rates          FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850       total
------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000              0              0         0      0.02      0.04      0.05         0         0     1,004,294.39
5.001 - 5.500              0              0         0      1.22      1.04      0.65      0.38         0    29,985,230.09
5.501 - 6.000              0           0.05      1.16      4.32      4.72      2.68      0.99      0.02   127,055,373.86
6.001 - 6.500              0           0.11      2.33      7.58      6.34      2.71      0.87      0.11   182,721,726.97
6.501 - 7.000              0           0.44      3.44     11.23      7.56      2.25      0.57         0   232,402,742.50
7.001 - 7.500              0           0.38      2.17      4.39      2.98       1.3      0.36      0.09   106,332,346.93
7.501 - 8.000              0           1.09      2.32      2.86      1.95      0.47      0.03      0.02    79,586,526.31
8.001 - 8.500              0           0.96      0.86      0.49      0.46      0.19      0.02         0    27,160,227.73
8.501 - 9.000              0           1.38      0.63      0.45      0.68      0.23      0.05      0.02    31,411,330.70
9.001 - 9.500              0           0.16      0.24      0.34      0.71      0.42      0.11      0.01    18,184,835.34
9.501 - 10.000             0           0.22      0.26      1.28      0.92      0.37      0.13         0    29,100,286.86
10.001 - 10.500            0           0.07      0.13      1.01      0.61      0.12      0.01         0    17,826,081.98
10.501 - 11.000            0              0      0.24       1.3      0.65      0.05      0.01         0    20,556,090.88
11.001 - 11.500            0              0      0.15      0.24      0.21         0         0         0     5,384,845.21
11.501 - 12.000            0              0      0.01      0.16      0.02         0         0         0     1,708,907.60
12.001 - 12.500            0              0      0.01      0.07         0         0         0         0       696,319.72
                           0              0      0.01      0.03         0         0         0         0       291,888.48
------------------------------------------------------------------------------------------------------------------------
Total:                     0           4.88     13.94        37     28.89     11.51      3.53      0.26   911,409,055.56
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------
Mortg Rates          Current LTV    WAC     Gross Margin   Avg Prin Bal
-----------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000        $251,073.60    4.964          5.255       251073.6
5.001 - 5.500         318,991.81    5.409          5.664      318991.81
5.501 - 6.000         294,792.05    5.851          5.829      294792.05
6.001 - 6.500         278,539.22    6.325          6.056      278539.22
6.501 - 7.000         259,958.32    6.795          6.341      259958.32
7.001 - 7.500         232,674.72    7.303           6.66      232674.72
7.501 - 8.000         218,045.28    7.799          6.891      218045.28
8.001 - 8.500         189,931.66    8.271          7.235      189931.66
8.501 - 9.000         127,688.34    8.814          7.258      127688.34
9.001 - 9.500          85,777.53    9.378          7.835       85777.53
9.501 - 10.000         62,851.59    9.904          7.899       62851.59
10.001 - 10.500        67,015.35     10.4          7.902       67015.35
10.501 - 11.000        65,050.92   10.863              8       65050.92
11.001 - 11.500        46,824.74    11.35              0       46824.74
11.501 - 12.000        40,688.28   11.916              0       40688.28
12.001 - 12.500        40,959.98   12.471              0       40959.98
                       41,698.35   12.843              0       41698.35
-----------------------------------------------------------------------
Total:               $192,768.41    7.138          6.326      192768.41
-----------------------------------------------------------------------


---------------------------
Mortg Rates & LTV
-------------------------------------------------------------------------------------------------------------------
Mortg Rates          .01-10   10.01-20   20.01-30   30.01-40   40.01-50   50.01-60   60.01-70   70.01-80   80.01-90
-------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000             0          0          0          0       0.02          0          0       0.09          0
5.001 - 5.500             0          0          0          0       0.01          0       0.17       2.82       0.15
5.501 - 6.000             0          0          0       0.04       0.07       0.18       0.27      11.66        1.6
6.001 - 6.500             0          0       0.03       0.04        0.1       0.37       0.98      14.46        3.5
6.501 - 7.000             0       0.01       0.01       0.05       0.23       0.38       0.96      17.55       5.06
7.001 - 7.500             0          0       0.05       0.02       0.08       0.14       0.57       7.18        2.2
7.501 - 8.000             0       0.02       0.02       0.01       0.04       0.06       0.71       4.51       2.33
8.001 - 8.500             0       0.15          0       0.05       0.07       0.05       0.35       0.99       0.96
8.501 - 9.000             0       0.89       0.07       0.01       0.04       0.09       0.31       0.56       0.97
9.001 - 9.500          0.02        1.5       0.03          0          0       0.05       0.01       0.09       0.23
9.501 - 10.000         0.04       2.69       0.17          0       0.06          0       0.06       0.05       0.08
10.001 - 10.500           0       1.81       0.05          0          0          0       0.03          0       0.04
10.501 - 11.000        0.05       2.04       0.12       0.04          0          0          0          0          0
11.001 - 11.500           0       0.55       0.03          0          0          0          0          0          0
11.501 - 12.000        0.01       0.18          0          0          0          0          0          0          0
12.001 - 12.500        0.01       0.07          0          0          0          0          0          0          0
                          0       0.03          0          0          0          0          0          0          0
-------------------------------------------------------------------------------------------------------------------
Total:                 0.13       9.93       0.58       0.26       0.71       1.33       4.41      59.95      17.12
-------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
Mortg Rates          90.01-100       total        avg FICO   Gross Margin   Avg Prin Bal
----------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000                0     1,004,294.39        677          5.255       251073.6
5.001 - 5.500             0.14    29,985,230.09        678          5.664      318991.81
5.501 - 6.000             0.12   127,055,373.86        669          5.829      294792.05
6.001 - 6.500             0.57   182,721,726.97        655          6.056      278539.22
6.501 - 7.000             1.26   232,402,742.50        644          6.341      259958.32
7.001 - 7.500             1.43   106,332,346.93        640           6.66      232674.72
7.501 - 8.000             1.04    79,586,526.31        615          6.891      218045.28
8.001 - 8.500             0.37    27,160,227.73        591          7.235      189931.66
8.501 - 9.000             0.51    31,411,330.70        595          7.258      127688.34
9.001 - 9.500             0.07    18,184,835.34        658          7.835       85777.53
9.501 - 10.000            0.05    29,100,286.86        647          7.899       62851.59
10.001 - 10.500           0.02    17,826,081.98        641          7.902       67015.35
10.501 - 11.000           0.01    20,556,090.88        635              8       65050.92
11.001 - 11.500              0     5,384,845.21        632              0       46824.74
11.501 - 12.000              0     1,708,907.60        628              0       40688.28
12.001 - 12.500              0       696,319.72        614              0       40959.98
                             0       291,888.48        616              0       41698.35
----------------------------------------------------------------------------------------
Total:                    5.57   911,409,055.56        645          6.326      192768.41
----------------------------------------------------------------------------------------

GSAMP 2005 WMC1

Assumptions:       -Static LIBOR.
                   -To call.

--------------------------------------------------------------------------------------------------------------------------
                                             5% CPR           10% CPR          15% CPR         20% CPR         25% CPR
--------------------------------------------------------------------------------------------------------------------------
    Class A-1      Yield                            4.01             4.01            4.01            4.01             4.01
                   Disc Margin                     11.00            11.00           11.00           11.00            11.00
                   WAL                              3.73             1.94            1.29            0.96             0.75
                   Mod Durn                         3.36             1.83            1.24            0.93             0.74

                   Principal Window        Oct05 - Aug13    Oct05 - Nov09   Oct05 - Jun08   Oct05 - Sep07    Oct05 - Apr07
--------------------------------------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 05 HE-WMC


Period             Date           Principal            Interest            Cash Flow            Balance              Prepay Penalty
Total                           331,897,000.00       25,916,097.49       357,813,097.49                                            0

         0      28-Sep-05                    0                   0                    0       331,897,000.00                       0
         1      25-Oct-05         8,325,198.92          989,176.69         9,314,375.62       323,571,801.08                       0
         2      25-Nov-05         8,251,308.03        1,107,233.31         9,358,541.34       315,320,493.04                       0
         3      25-Dec-05         8,178,009.66        1,044,191.70         9,222,201.35       307,142,483.39                       0
         4      25-Jan-06         8,105,311.54        1,051,013.68         9,156,325.22       299,037,171.85                       0
         5      25-Feb-06         8,033,296.57        1,023,278.04         9,056,574.61       291,003,875.28                       0
         6      25-Mar-06         7,961,914.57          899,422.17         8,861,336.74       283,041,960.71                       0
         7      25-Apr-06         7,891,159.99          968,543.88         8,859,703.87       275,150,800.72                       0
         8      25-May-06         7,821,027.34          911,168.76         8,732,196.10       267,329,773.38                       0
         9      25-Jun-06         7,751,511.18          914,778.20         8,666,289.38       259,578,262.20                       0
        10      25-Jul-06         7,682,570.35          859,599.90         8,542,170.25       251,895,691.85                       0
        11      25-Aug-06         7,614,271.48          861,964.18         8,476,235.66       244,281,420.36                       0
        12      25-Sep-06         7,546,573.03          835,908.83         8,382,481.87       236,734,847.33                       0
        13      25-Oct-06         7,479,437.99          783,953.37         8,263,391.35       229,255,409.34                       0
        14      25-Nov-06         7,412,925.15          784,491.19         8,197,416.34       221,842,484.19                       0
        15      25-Dec-06         7,346,997.09          734,636.93         8,081,634.02       214,495,487.10                       0
        16      25-Jan-07         7,281,630.29          733,984.07         8,015,614.36       207,213,856.82                       0
        17      25-Feb-07         7,216,856.69          709,067.00         7,925,923.69       199,997,000.12                       0
        18      25-Mar-07         7,152,652.65          618,142.06         7,770,794.71       192,844,347.48                       0
        19      25-Apr-07         7,089,004.43          659,895.84         7,748,900.27       185,755,343.05                       0
        20      25-May-07         7,025,924.67          615,133.46         7,641,058.13       178,729,418.37                       0
        21      25-Jun-07         6,963,399.62          611,595.84         7,574,995.46       171,766,018.75                       0
        22      25-Jul-07         6,900,268.96          568,807.47         7,469,076.42       164,865,749.80                       0
        23      25-Aug-07         6,836,533.97          564,155.62         7,400,689.60       158,029,215.82                       0
        24      25-Sep-07         6,657,197.69          540,761.62         7,197,959.31       151,372,018.13                       0
        25      25-Oct-07         6,594,277.42          501,272.22         7,095,549.64       144,777,740.71                       0
        26      25-Nov-07         6,534,067.65          495,416.28         7,029,483.92       138,243,673.07                       0
        27      25-Dec-07         6,476,599.04          457,797.38         6,934,396.42       131,767,074.02                       0
        28      25-Jan-08         6,417,551.38          450,894.96         6,868,446.34       125,349,522.64                       0
        29      25-Feb-08         6,360,426.89          428,934.68         6,789,361.57       118,989,095.75                       0
        30      25-Mar-08         6,286,605.18          380,900.85         6,667,506.03       112,702,490.58                       0
        31      25-Apr-08         6,230,765.19          385,657.69         6,616,422.88       106,471,725.39                       0
        32      25-May-08         6,175,650.46          352,583.78         6,528,234.24       100,296,074.93                       0
        33      25-Jun-08         6,121,291.71          343,204.06         6,464,495.77        94,174,783.22                       0
        34      25-Jul-08         6,062,199.71          311,862.15         6,374,061.86        88,112,583.51                       0
        35      25-Aug-08         6,008,284.56          301,513.26         6,309,797.82        82,104,298.94                       0
        36      25-Sep-08         5,955,517.12          280,953.45         6,236,470.57        76,148,781.83                       0
        37      25-Oct-08         5,903,246.14          252,168.59         6,155,414.73        70,245,535.69                       0
        38      25-Nov-08         5,851,432.67          240,373.84         6,091,806.51        64,394,103.02                       0
        39      25-Dec-08         5,800,048.57          213,242.68         6,013,291.25        58,594,054.45                       0
        40      25-Jan-09         5,748,288.48          200,503.53         5,948,792.01        52,845,765.98                       0
        41      25-Feb-09         5,697,747.27          180,833.41         5,878,580.68        47,148,018.71                       0
        42      25-Mar-09         5,647,731.41          145,723.05         5,793,454.47        41,500,287.29                       0
        43      25-Apr-09         5,598,159.05          142,010.21         5,740,169.26        35,902,128.25                       0
        44      25-May-09         5,549,020.59          118,890.80         5,667,911.39        30,353,107.65                       0
        45      25-Jun-09         5,500,310.69          103,865.58         5,604,176.26        24,852,796.96                       0
        46      25-Jul-09         5,451,998.12           82,300.66         5,534,298.78        19,400,798.84                       0
        47      25-Aug-09         5,404,132.78           66,387.77         5,470,520.55        13,996,666.06                       0
        48      25-Sep-09         5,356,692.84           47,895.32         5,404,588.16         8,639,973.22                       0
        49      25-Oct-09         5,309,668.16           28,611.49         5,338,279.64         3,330,305.06                       0
        50      25-Nov-09         3,330,305.06           11,396.00         3,341,701.06                    0                       0


Period             Princ Writedown      Accum Princ Writedown       Gross Writedown      Accum Gross Writedown     Accrued Interest
Total                            0                                                0                                   25,916,097.49

         0                       0                          0                     0                          0                    0
         1                       0                          0                     0                          0           989,176.69
         2                       0                          0                     0                          0         1,107,233.31
         3                       0                          0                     0                          0         1,044,191.70
         4                       0                          0                     0                          0         1,051,013.68
         5                       0                          0                     0                          0         1,023,278.04
         6                       0                          0                     0                          0           899,422.17
         7                       0                          0                     0                          0           968,543.88
         8                       0                          0                     0                          0           911,168.76
         9                       0                          0                     0                          0           914,778.20
        10                       0                          0                     0                          0           859,599.90
        11                       0                          0                     0                          0           861,964.18
        12                       0                          0                     0                          0           835,908.83
        13                       0                          0                     0                          0           783,953.37
        14                       0                          0                     0                          0           784,491.19
        15                       0                          0                     0                          0           734,636.93
        16                       0                          0                     0                          0           733,984.07
        17                       0                          0                     0                          0           709,067.00
        18                       0                          0                     0                          0           618,142.06
        19                       0                          0                     0                          0           659,895.84
        20                       0                          0                     0                          0           615,133.46
        21                       0                          0                     0                          0           611,595.84
        22                       0                          0                     0                          0           568,807.47
        23                       0                          0                     0                          0           564,155.62
        24                       0                          0                     0                          0           540,761.62
        25                       0                          0                     0                          0           501,272.22
        26                       0                          0                     0                          0           495,416.28
        27                       0                          0                     0                          0           457,797.38
        28                       0                          0                     0                          0           450,894.96
        29                       0                          0                     0                          0           428,934.68
        30                       0                          0                     0                          0           380,900.85
        31                       0                          0                     0                          0           385,657.69
        32                       0                          0                     0                          0           352,583.78
        33                       0                          0                     0                          0           343,204.06
        34                       0                          0                     0                          0           311,862.15
        35                       0                          0                     0                          0           301,513.26
        36                       0                          0                     0                          0           280,953.45
        37                       0                          0                     0                          0           252,168.59
        38                       0                          0                     0                          0           240,373.84
        39                       0                          0                     0                          0           213,242.68
        40                       0                          0                     0                          0           200,503.53
        41                       0                          0                     0                          0           180,833.41
        42                       0                          0                     0                          0           145,723.05
        43                       0                          0                     0                          0           142,010.21
        44                       0                          0                     0                          0           118,890.80
        45                       0                          0                     0                          0           103,865.58
        46                       0                          0                     0                          0            82,300.66
        47                       0                          0                     0                          0            66,387.77
        48                       0                          0                     0                          0            47,895.32
        49                       0                          0                     0                          0            28,611.49
        50                       0                          0                     0                          0            11,396.00


Period         Interest Shortfall     Accum Interest Shortfall     Couponcap Shortfall       Couponcap Accum Shortfall
Total                           0                                                    0

         0                      0                            0                       0                               0
         1                      0                            0                       0                               0
         2                      0                            0                       0                               0
         3                      0                            0                       0                               0
         4                      0                            0                       0                               0
         5                      0                            0                       0                               0
         6                      0                            0                       0                               0
         7                      0                            0                       0                               0
         8                      0                            0                       0                               0
         9                      0                            0                       0                               0
        10                      0                            0                       0                               0
        11                      0                            0                       0                               0
        12                      0                            0                       0                               0
        13                      0                            0                       0                               0
        14                      0                            0                       0                               0
        15                      0                            0                       0                               0
        16                      0                            0                       0                               0
        17                      0                            0                       0                               0
        18                      0                            0                       0                               0
        19                      0                            0                       0                               0
        20                      0                            0                       0                               0
        21                      0                            0                       0                               0
        22                      0                            0                       0                               0
        23                      0                            0                       0                               0
        24                      0                            0                       0                               0
        25                      0                            0                       0                               0
        26                      0                            0                       0                               0
        27                      0                            0                       0                               0
        28                      0                            0                       0                               0
        29                      0                            0                       0                               0
        30                      0                            0                       0                               0
        31                      0                            0                       0                               0
        32                      0                            0                       0                               0
        33                      0                            0                       0                               0
        34                      0                            0                       0                               0
        35                      0                            0                       0                               0
        36                      0                            0                       0                               0
        37                      0                            0                       0                               0
        38                      0                            0                       0                               0
        39                      0                            0                       0                               0
        40                      0                            0                       0                               0
        41                      0                            0                       0                               0
        42                      0                            0                       0                               0
        43                      0                            0                       0                               0
        44                      0                            0                       0                               0
        45                      0                            0                       0                               0
        46                      0                            0                       0                               0
        47                      0                            0                       0                               0
        48                      0                            0                       0                               0
        49                      0                            0                       0                               0
        50                      0                            0                       0                               0


Period           Couponcap Shortfall Payback       Capped Optimal Interest       Coupon       Effective Coupon      Couponcap Rate
Total                                      0                 25,916,097.49

         0                                 0                             0             0                     0                   0
         1                                 0                    989,176.69       3.97383               3.97383             7.36432
         2                                 0                  1,107,233.31       3.97383               3.97383             6.41401
         3                                 0                  1,044,191.70       3.97383               3.97383             6.62773
         4                                 0                  1,051,013.68       3.97383               3.97383             6.41426
         5                                 0                  1,023,278.04       3.97383               3.97383             6.41418
         6                                 0                    899,422.17       3.97383               3.97383             7.10133
         7                                 0                    968,543.88       3.97383               3.97383             6.41403
         8                                 0                    911,168.76       3.97383               3.97383             6.62775
         9                                 0                    914,778.20       3.97383               3.97383             6.41387
        10                                 0                    859,599.90       3.97383               3.97383               6.628
        11                                 0                    861,964.18       3.97383               3.97383             6.41411
        12                                 0                    835,908.83       3.97383               3.97383             6.41403
        13                                 0                    783,953.37       3.97383               3.97383               6.628
        14                                 0                    784,491.19       3.97383               3.97383              6.4141
        15                                 0                    734,636.93       3.97383               3.97383             6.62782
        16                                 0                    733,984.07       3.97383               3.97383             6.41418
        17                                 0                    709,067.00       3.97383               3.97383             6.41409
        18                                 0                    618,142.06       3.97383               3.97383             7.10121
        19                                 0                    659,895.84       3.97383               3.97383             6.41399
        20                                 0                    615,133.46       3.97383               3.97383              6.6277
        21                                 0                    611,595.84       3.97383               3.97383             6.41381
        22                                 0                    568,807.47       3.97383               3.97383             6.64363
        23                                 0                    564,155.62       3.97383               3.97383             6.52346
        24                                 0                    540,761.62       3.97383               3.97383             8.31448
        25                                 0                    501,272.22       3.97383               3.97383             8.77553
        26                                 0                    495,416.28       3.97383               3.97383             8.51393
        27                                 0                    457,797.38       3.97383               3.97383             8.79783
        28                                 0                    450,894.96       3.97383               3.97383             8.53716
        29                                 0                    428,934.68       3.97383               3.97383             8.56429
        30                                 0                    380,900.85       3.97383               3.97383              9.6345
        31                                 0                    385,657.69       3.97383               3.97383             9.05416
        32                                 0                    352,583.78       3.97383               3.97383             9.36158
        33                                 0                    343,204.06       3.97383               3.97383             9.06136
        34                                 0                    311,862.15       3.97383               3.97383             9.42511
        35                                 0                    301,513.26       3.97383               3.97383              9.1616
        36                                 0                    280,953.45       3.97383               3.97383             9.16214
        37                                 0                    252,168.59       3.97383               3.97383             9.46771
        38                                 0                    240,373.84       3.97383               3.97383             9.16246
        39                                 0                    213,242.68       3.97383               3.97383             9.46858
        40                                 0                    200,503.53       3.97383               3.97383             9.17703
        41                                 0                    180,833.41       3.97383               3.97383             9.18842
        42                                 0                    145,723.05       3.97383               3.97383            10.17317
        43                                 0                    142,010.21       3.97383               3.97383             9.18883
        44                                 0                    118,890.80       3.97383               3.97383              9.4953
        45                                 0                    103,865.58       3.97383               3.97383              9.1892
        46                                 0                     82,300.66       3.97383               3.97383             9.49652
        47                                 0                     66,387.77       3.97383               3.97383             9.19089
        48                                 0                     47,895.32       3.97383               3.97383             9.19105
        49                                 0                     28,611.49       3.97383               3.97383              9.4976
        50                                 0                     11,396.00       3.97383               3.97383             9.20114


Period          Credit Support         LIBOR_1MO
Total

         0               0                    0
         1           23.82              3.86383
         2           24.04              3.86383
         3           24.27              3.86383
         4           24.49              3.86383
         5           24.72              3.86383
         6           24.95              3.86383
         7           25.18              3.86383
         8           25.42              3.86383
         9           25.65              3.86383
        10           25.89              3.86383
        11           26.14              3.86383
        12           26.38              3.86383
        13           26.63              3.86383
        14           26.88              3.86383
        15           27.13              3.86383
        16           27.38              3.86383
        17           27.64              3.86383
        18            27.9              3.86383
        19           28.16              3.86383
        20           28.42              3.86383
        21           28.69              3.86383
        22           28.96              3.86383
        23           29.23              3.86383
        24            29.5              3.86383
        25           29.77              3.86383
        26           30.04              3.86383
        27           30.32              3.86383
        28            30.6              3.86383
        29           30.88              3.86383
        30           31.16              3.86383
        31           31.45              3.86383
        32           31.74              3.86383
        33           32.03              3.86383
        34           32.33              3.86383
        35           32.62              3.86383
        36           32.92              3.86383
        37           33.23              3.86383
        38           33.53              3.86383
        39           33.84              3.86383
        40           34.15              3.86383
        41           34.47              3.86383
        42           34.79              3.86383
        43           35.11              3.86383
        44           35.43              3.86383
        45           35.76              3.86383
        46           36.09              3.86383
        47           36.42              3.86383
        48           36.76              3.86383
        49            37.1              3.86383
        50             100              3.86383


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.